UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2007

Oakley, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-13848	95-3194947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Icon, Foothill Ranch, California	92610
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (949) 951-0991

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 7, 2007, Oakley, Inc. (the "Company") issued a press release announcing that, at a special meeting, its shareholders approved the previously announced merger agreement, and the merger provided for thereunder, entered into by and among the Company, Luxottica Group S.p.A., an Italian corporation ("Parent"), and Norma Acquisition Corp., a Washington corporation and an indirect wholly owned subsidiary of Parent. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01(d). Exhibits.

99.1                  Press Release of Oakley, Inc. dated November 7, 2007
                        OAKLEY SHAREHOLDERS APPROVE MERGER WITH LUXOTTICA

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oakley, Inc. (Registrant)
November 7, 2007 (Date)	/s/ RICHARD SHIELDS Richard Shields Chief Financial Officer